UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2007

ARTHROCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-027422	94-3180312
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Rialto Boulevard, Building Two, Suite 100

Austin, Texas 78735

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 9, 2007, we announced our expected earnings per share for the fiscal quarter ended December 31, 2006. A copy of the press release announcing our expected earnings per share for the fiscal quarter ended December 31, 2006 is attached hereto as Exhibit 99.1 and incorporated by reference herein. Such information is furnished pursuant to Item 2.02 of Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of ArthroCare Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: Jan. 10, 2007	By:	/s/ Michael Baker
Michael A. Baker
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 9, 2007.

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